                                  EXHIBIT 99.1

     Monthly Report to Bankruptcy Trustee for June 1, 2003 to June 30, 2003

                                    FORM 2-A

DEBTOR: IN STORE MEDIA SYSTEMS, INC.        MONTHLY FINANCIAL REPORT
                                                                      CHAPTER 11
--------------------------------------------------------------------------------

CASE NUMBER: 02-28289 EEB

For Period: June 1 to June 30, 2003



       COVER SHEET

      Accounting Method Used:     [X] Accrual Basis     [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH


Mark One Box for      Debtor must attach each of the following reports/documents
 Each Required        unless the U.S. Trustee has waived the requirement in
    Document          writing.  File the original with the Clerk of Court.
                      Submit a duplicate, with original signature, to the U.S.
                      Trustee.
--------------------------------------------------------------------------------
Report/Document  Previously         REQUIRED REPORTS/DOCUMENTS
   Attached       Waived
--------------------------------------------------------------------------------

     [X]            [ ]     Cash Receipts and Disbursements Statement (Form2-B)

     [X]            [ ]     Supporting Schedules (Form 2-C)

     [X]            [ ]     Balance Sheet (Form 2-D)

     [X]            [ ]     Profit and Loss (Form 2-E)

     [X]            [ ]     Quarterly Fee Summary (Form 2-F)

     [X]            [ ]     Narrative (Form 2-G)

     [X]            [ ]     Bank Statements for All Bank Accounts

     [X]            [ ]     Bank Statement Reconciliations for All Bank Accounts

--------------------------------------------------------------------------------


I DECLARE UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY FINANCIAL REPORT, AND ANY ATTACHMENTS THERETO, ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


Executed on: July 15, 2003            Debtor(s): In Store Media Systems, Inc.

                                      By:  /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO. 02-28289 EEB


                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                               AS OF JUNE 30, 2003

                               CASH RECONCILIATION

1.  Beginning Cash Balance (Ending Cash Balance                       $2,022.00
    from last month's report)

2.  Cash Receipts (From Cash Receipts Journal                         $1,304.00
    on next page)

3.  Cash Disbursements (From Cash Disbursements                       $2,957.88
    Journal on next page)

4.  Net Cash Flow (Line 2 minus Line 3)                              ($1,653.88)

5.  Ending Cash Balance (To Form 2-D)                                   $368.12
                                                       =========================


                          CASH SUMMARY - ENDING BALANCE
                                             AMOUNT       FINANCIAL INSTITUTION
Petty Cash                                    $0.00
Regular Checking - Operating                 $105.02 Wells Fargo
Regular Checking - Payroll                   $263.10 Wells Fargo
Short-Term Investments                         $0.00 Wells Fargo

TOTAL (Must agree with line 5 above)         $368.12
                                     =================



DEBTOR: IN STORE MEDIA SYSTEMS, INC.                                        CASE NO.  02-28289 EEB


                                       SUPPORTING SCHEDULES

                                FOR PERIOD JUNE 1 TO JUNE 30, 2003

                        ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

DUE                                                                               POST PETITION
                                              ACCOUNTS REC                        ACCOUNTS PAYABLE
Under 30 Days                                             $0.00                      $16,208.72
30 to 60 Days                                             $0.00                       $9,531.94
61 to 90 Days                                             $0.00                         $823.54
91 to 120 Days                                            $0.00                       $2,834.23
Over 120 Days

Total Post Petition                                       $0.00               xxxxxxxxxxxxxxxxx

Pre Petition Amts                                         $0.00               xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                 $0.00               xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                    $0.00               xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                     $0.00               xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                 $29,398.43
(To Form 2-D)

                     SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
                     ---------------------------------------------------------
                                                               DATE OF             ESTIMATED
                                              AMT PAID     COURT APPROVAL        BALANCE DUE*

Debtor's Counsel                              $25,000.00 Pre-Petition Retainer     $16,648.86
Counsel for Unsecured Creditors' Com               $0.00
Trustee's Counsel                                  $0.00
Accountant                                         $0.00
Other: Debtor's Corporate Counsel             $25,000.00 Pre-Petition Retainer     $11,761.30

*Balance due to include fees and expenses incurred but not yet paid.

                   SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
                   -------------------------------------------------------------

                 PAYEE NAME      POSITION    NATURE OF PAYMENT      AMOUNT



**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.


DEBTOR: IN STORE MEDIA SYSTEMS, INC.                                           CASE NO.  02-28289


                                                      SUPPORTING SCHEDULES

                                               FOR PERIOD JUNE 1 TO JUNE 30, 2003

                                              POST-PETITION TAXES PAYABLE SCHEDULE

THE DEBTOR PAYS ALL TAXES AT THE TIME OF PAYROLL PROCESSING TO ITS PAYROLL SERVICE (WELLS FARGO EXPRESS PAY). PAYMENTS ARE MADE
BY ACH TRANSFER THE DAY BEFORE THE PAYROLL IS DUE. DEBTOR PAYS PAYROLL ON THE 15TH AND END OF MONTH THEREFORE AT THE END OF EACH
MONTH, THE DEBTOR HAS PAID ALL PAYROLL TAXES DUE TO THE PAYROLL SERVICE.

                                             BEG BALANCE*      ADDITIONS    PMTS/DEPOSITS    DATE PAID   CHECK NO.   END BALANCE
Income Tax Withheld
     Federal                                      $0.00                                                                 $0.00
     State                                        $0.00                                                                 $0.00

FICA Tax Withheld (SS & Medicare)                 $0.00                                                                 $0.00
Employer's FICA Tax (SS & Medicare)               $0.00                                                                 $0.00

Unemployment Tax:
     Federal                                      $0.00                                                                 $0.00
     State                                        $0.00                                                                 $0.00

Sales,Use & Excise Taxes                          $0.00                                                                 $0.00

Property Taxes                                    $0.00                                                                 $0.00

Accrued Income Tax:
     Federal                                      $0.00                                                                 $0.00
     State                                        $0.00                                                                 $0.00
     Other:                                       $0.00                                                                 $0.00

TOTALS (Post Petition End Bal to Form
2-D)                                              $0.00           $0.00          $0.00                                  $0.00

* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                                                               INSURANCE SCHEDULE

                                CARRIER/AGENT     AMT OF COVERAGE   POLICY EXP DATE     PREM PAID DATE
Workers' Compensation        Hartford            Cancelled as of 1/1/03 No Employees
General Liability            Accordia Wells Fargo     $1,000,000.00                         12/31/03
Property                     Accordia Wells Fargo        $20,000.00                         12/31/03

Vehicle                      N/A                 N/A               N/A               N/A

Other



DEBTOR: IN STORE MEDIA SYSTEMS, INC.                                   CASE NO.  02-28289 EEB


                                     SUPPORTING SCHEDULES

                              FOR PERIOD JUNE 1 TO JUNE 30, 2003

                      ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING
                      ---------------------------------------------------

DUE                                                                             POST PETITION
                                                ACCOUNTS REC                  ACCOUNTS PAYABLE
Under 30 Days                                          $0.00                      $16,208.72
30 to 60 Days                                          $0.00                       $9,531.94
61 to 90 Days                                          $0.00                         $823.54
91 to 120 Days                                         $0.00                       $2,834.23
Over 120 Days

Total Post Petition                                    $0.00               xxxxxxxxxxxxxxxxx

Pre Petition Amts                                      $0.00               xxxxxxxxxxxxxxxxx

Total Accounts Receivable                              $0.00               xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                 $0.00               xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                  $0.00               xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                              $29,398.43
(To Form 2-D)


                   SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
                   ---------------------------------------------------------
                                                               DATE OF              ESTIMATED
                                              AMT PAID     COURT APPROVAL         BALANCE DUE*

Debtor's Counsel                              $25,000.00 Pre-Petition Retainer     $16,648.86
Counsel for Unsecured Creditors' Com               $0.00
Trustee's Counsel                                  $0.00
Accountant                                         $0.00
Other: Debtor's Corporate Counsel             $25,000.00 Pre-Petition Retainer     $11,761.30

*Balance due to include fees and expenses incurred but not yet paid.

                 SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
                 -------------------------------------------------------------

                 PAYEE NAME         POSITION      NATURE OF PAYMENT      AMOUNT






**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.


DEBTOR: IN STORE MEDIA SYSTEMS, INC.                                           CASE NO.  02-28289 EEB


                                  BALANCE SHEET - AS OF JUNE 30, 2003

                                                ASSETS
Current Assets:
     Cash (From Form 2-B, line 5)                              $          368.12
     Accounts Receivable                                       $            0.00
     Inventory                                                 $            0.00
     Other Current Assets:                                     $      118,032.00
                                                               ------------------
               Total Current Assets                                                 $      118,400.12
                                                                                    ------------------

Fixed Assests:
     Land                                                      $            0.00
     Leasehold Improvements                                    $       55,228.28
     Equipment, Furn & Fixtures                                $      256,971.82
               Total Fixed Assets                              $      312,200.10
     Less: Accumulated Depreciation                            ($     186,370.00)
                                                                                    ------------------
               Net Fixed Assets                                                     $      125,830.10

Other Long Term Assets:
   Debt Issuance Costs                                         $      151,666.74
   Patents (Net of Amortization)                               $       92,547.12
                                                                                    $      244,213.86
                                                                                    ------------------

                    TOTAL ASSETS                                                    $      488,444.08
                                                                                    ==================

                LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)        $      618,108.33
      Less: Pre-Petition                  $      588,709.90    $       29,398.43
   Accrued Fees & Expenses                ------------------   $       16,374.33
   Accrued Interest Payable                                    $       12,081.21
   Accrued  Wages - Officers                                   $            0.00
   Loans & Notes Payable to Directors                          $       23,100.00
      Total Post Petition Liabilities                                               $       80,953.97

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                $      403,950.22
   Unsecured Debt                                              $    1,751,038.57
      Total Pre-Petition Liabilities                                                $    2,154,988.79
                                                                                    ------------------
                    TOTAL LIABILITIES                                               $    2,235,942.76
                                                                                    ==================

                                            OWNERS' EQUITY

Capital Stock                                                  $       87,826.14
Paid-In Capital                                                $   21,312,720.30
Preferred Stock                                                $      500,000.00
Preferred Stock Dividends                                      ($      86,055.56)
Stock Subscriptions                                            $      325,000.00
Treasury Stock                                                 ($     563,750.00)
Retained Earnings:
     Pre-Petition                                              ($  21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                   ($   1,986,496.80)
     Post Petition Net Income (11/12/02-06/30/03)              ($     307,570.15)
          TOTAL OWNERS' EQUITY                                 ($   1,747,498.68)

          TOTAL LIABILITIES AND OWNERS' EQUITY                                      $      488,444.08
                                                                                    ==================


DEBTOR: IN STORE MEDIA SYSTEMS, INC.                                             CASE NO.  02-28289 EEB

                                       PROFIT AND LOSS STATEMENT

                                  FOR PERIOD JUNE 1 TO JUNE 30, 2003
Gross Operating Revenue                                                      $0.00
Less: Discounts, Returns and Allowances                                      $0.00

     Net Operating Revenues                                                                       $0.00

Cost of Goods Sold                                                                                $0.00

     Gross Profit                                                                                 $0.00

Operating Expenses:
     Salaries and Wages                                                      $0.00
     Rents and Leases                                                      $500.00
     Payroll Taxes                                                           $0.00
     Advertising & Promotion                                                 $0.00
     Auto Expense                                                            $0.00
     Bank Charges                                                           $31.39
     Contract Labor                                                      $2,724.33
     Computer Repairs & Maintenance                                          $0.00
     Employee Incentives/Med Benefits                                        $0.00
     Equipment Rentals                                                       $0.00
     Insurance Expense                                                       $0.00
     Licenses & Fees                                                         $0.00
     Miscellaneous and Other                                                 $0.00
     Office Funishings & Supplies                                           $28.00
     Payroll Service                                                         $0.00
     Press Releases                                                          $0.00
     Regulatory Compliance Exp (SEC, etc.)                                   $0.00
     Sales and Property Taxes                                                $0.00
     Telephone                                                             $568.18
     Transfer Agent Fees                                                   $174.42
     Trash Removal & Utilities                                             $607.08
     Travel and Entertainment                                                $0.00

     Total Operating Expenses                                                                 $4,633.40
          Operating Income (Loss)                                                            ($4,633.40)

Legal and Professional Fees                                                                  $12,412.57
Depreciation, Depletion and Amortization                                                      $3,700.00
Interest Expense                                                                             $12,481.03

          Net Operating Income (Loss)                                                       ($33,227.00)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                          $0.00
     Gains (Losses) on Sale of Assets                                        $0.00
     Interest Income                                                         $0.00
     Other Non-Operating Income                                              $0.00

          Net Non-Operating Income or
(Expenses) $0.00

          Net Income (Loss) Before Income Taxes                                             ($33,227.00)

Federal and State Income Tax Expense (Benefit)                                                    $0.00

          NET INCOME (LOSS)                                                                 ($33,227.00)
                                                                                  ======================




DEBTOR: IN STORE MEDIA SYSTEMS, INC.                               CASE NO. 02-28289 EEB


                                       QUARTERLY FEE SUMMARY (1)

                                       MONTH ENDED JUNE 30, 2003


MONTH                CASH DISBURSEMENTS (2)                         QUARTERLY FEE DUE    CHECK NO.       DATE
January                              $5,287.50
February                             $2,346.87
March                               $11,074.27
Total 1st Qtr                       $18,708.64                             $500.00          18076        4/24/03

April                                $8,157.65
May                                  $2,289.03
June                                 $2,957.88
Total 2nd Qtr                       $13,404.56                             $250.00

July                                     $0.00
August                                   $0.00
September                                $0.00
Total 3rd Qtr                            $0.00                               $0.00

October                                  $0.00
November                                 $0.00
December                                 $0.00
Total 4th Qtr                            $0.00                               $0.00


(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                    FORM 2-G

DEBTOR:  IN STORE MEDIA SYSTEMS, INC.                     CASE NO:  02-28289 EEB


                                    NARRATIVE
                                    ---------

                       FOR PERIOD JUNE 1 TO JUNE 30, 2003

1. THE DEBTOR CONTINUED NEGOTIATIONS WITH ACCLAIM FINANCIAL GROUP VENTURE II, LLC ("AFGII") FOR PROPOSED FINANCING THAT WOULD BE SUBJECT TO APPROVAL OF THE BANKRUPTCY COURT.

2. THE DEBTOR CONTINUED TO PURSUE ITS LITIGATION AGAINST LET'S GO SHOPPING ("LGS") ET AL.

3. IN THE JUNE, THE DEBTOR RECEIVED A SHORT-TERM LOAN FROM A DIRECTOR TO SUPPORT COMPANY ACTIVITY.

4. ON JUNE 5. 2003, THE BANKRUPTCY COURT HEARD A MOTION BROUGHT BY LGS AND/OR CERTAIN OF ITS AFFILIATES TO CONVERT THE DEBTOR'S CASE FROM CHAPTER 11 TO A CHAPTER 7. THE BANKRUPTCY COURT DISMISSED THIS MOTION.

5. ON JULY 14, 2003, THE BANKRUPTCY COURT HEARD A MOTION BROUGHT BY AN AFFILIATE OF AIG SEEKING AN ADMINISTRATIVE CLAIM STATUS FOR A PRE-PETITION FINANCING ARRANGEMENT. THE BANKRUPTCY COURT DENIED THIS MOTION.

6. ON JULY 15, 2003, THE BANKRUPTCY COURT ENTERED AN ORDER ENTITLED "ORDER AFTER FINAL HEARING ON MOTION FOR ORDER AUTHORIZING DEBTOR TO OBTAIN POSTPETITION FINANCING PURSUANT TO SECTION 364(C )(1), (2) AND (3) OF THE BANKRUPTCY CODE" APPROVING THE FINANCING ARRANGEMENT ENTERED INTO BY THE DEBTOR AND AFGII. SUBJECT TO SATISFACTION OF CERTAIN CONDITIONS CONTAINED IN AND THE OTHER TERMS OF THE CREDIT AGREEMENT, THE DEBTOR ANTICIPATED EXECUTING AND DELIVERING THE CREDIT AGREEMENT AND RECEIVING FUNDING UNDER THE CREDIT AGREEMENT.

7. ON JULY 15, 2003, THE COMPANY TOOK APPROPRIATE CORPORATE ACTION TO CAUSE TWO REPRESENTATIVES OF AFGII TO BE APPOINTED TO THE COMPANY'S BOARD OF DIRECTORS (WHICH NOW CONSISTS OF FOUR MEMBERS) AND AN INDIVIDUAL DESIGNATED BY AFGII ASSUMED THE ROLE OF CHAIRMAN, CEO, SECRETARY AND TREASURER OF THE COMPANY.